FIRST AMENDATORY AGREEMENT
TO CREDIT AGREEMENT

     THIS FIRST AMENDATORY AGREEMENT TO CREDIT AGREEMENT made as of the 30th of September, 2001 by and among IMPATH INC., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019, and IMPATH PREDICTIVE ONCOLOGY, INC., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019 and IMPATH-BIS INC., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019, and MEDICAL REGISTRY SERVICES, INC., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019, and IMPATH-BCP., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019, and IMPATH-PCRL INC., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019, and IMPATH-HDC, INC., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019, and IMPATH INFORMATION SERVICES, INC., a Delaware corporation with its chief executive office at 521 West 57th Street, New York, New York 10019 (each the foregoing, a “Borrower” and collectively the “Borrowers”), and each of the financial institutions identified as Lenders on Schedule 1 annexed to the Credit Agreement and made a part hererof (together with each of their successors and assigns, referred to individually as a “Lender” and, collectively, as the “Lenders”), and FLEET NATIONAL BANK, a national banking association with an office at 1185 Avenue of the Americas, New York, New York 10036 (the “Bank”), acting in the manner and to the extent described in Article IX of the Credit Agreement (in such capacity, the “Agent”

W I T N E S S E T H:

     WHEREAS, the Borrowers and the Agent and the Lenders entered into a certain Credit Agreement dated June 4, 2000 (the “Credit Agreement”); and

     WHEREAS, the Borrowers and the Agent and Lenders desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, the Borrowers and the Lenders hereby agree as follows:

     1. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

     2. The definition of “EBITDA” is hereby amended to read in its entirety as follows:

     “EBITDA” means income from continuing operations before interest, taxes, depreciation and amortization determined in accordance with GAAP. For the purpose only of testing compliance with any financial covenant hereunder, “EBITDA” means income from continuing operations before interest, taxes, depreciation and amortization determined in accordance with GAAP, plus (a) up to Three Million Two Hundred Thousand Dollars ($3,200,000) directly related to the settlement of certain litigation in the fourth quarter of 2000, and (b) up to Nine Million Dollars ($9,000,000) expensed in the third quarter of 2001 in connection with the Company’s settlement with the United States Department of Justice.

     3. All other sections of the Credit Agreement remain unchanged and in full force and effect.

4. Borrowers hereby reaffirm all covenants, representations, warranties, and agreements contained in the Credit Agreement and certify that except as otherwise specifically indicated herein, all representations made in the Credit Agreement remain correct and accurate.

     Except as herein amended, the Credit Agreement shall remain unmodified and in full force and effect and binding upon the parties thereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by the proper and duly authorized officers as of the date and year first above written.

AGENT:

Fleet National Bank By: /s/ Christian J. Covello —————————————— Name: Christian J. Covello Title: Vice President

BORROWERS:

IMPATH Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

IMPATH Predictive Oncology, Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

IMPATH-BIS, Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

Medical Registry Services, Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

IMPATH-BCP, Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

IMPATH-PCRL, Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

IMPATH-HDC, Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

IMPATH Information Services, Inc. By: /s/ Richard C. Rosenzweig —————————————— Name: Richard C. Rosenzweig Title: Vice President and General Counsel

LENDERS:

Fleet National Bank By: /s/ Christian J. Covello —————————————— Name: Christian J. Covello Title: Vice President

The Bank of New York By: /s/ Gina Beyer —————————————— Name: Gina Beyer Title: Vice President

Key Corporate Capital Inc. By: /s/ James R. Lynch, Jr. —————————————— Name: James R. Lynch, Jr. Title: Vice President